UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☑	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

Towers Watson & Co.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Towers Watson & Co.

875 Third Avenue

New York, NY 10022

Telephone: (212) 725-7550

July 30, 2010

Dear Fellow Stockholder:

I am pleased to invite you to attend a special meeting of stockholders of Towers Watson & Co. to be held at the Courtyard by Marriott New York Manhattan/Midtown East, 866 Third Avenue, New York, New York 10022 on Thursday, September 9, 2010, at 10:00 a.m. Eastern Daylight Time. On the following pages you will find the notice of the special meeting of stockholders and the accompanying Proxy Statement.

Your vote is important. We encourage you to vote your proxy as soon as possible. You may vote over the internet, by telephone, or by mailing a written proxy. Voting over the internet, by telephone, or by written proxy will ensure your representation at the special meeting regardless of whether you attend in person. Please review the instructions on the proxy card regarding each of these voting options.

Sincerely,

John J. Haley
Chairman of the Board of Directors and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

THURSDAY, SEPTEMBER 9, 2010

The special meeting of stockholders of Towers Watson & Co. (the “Company” or “Towers Watson”), a Delaware corporation, will be held at the Courtyard by Marriott New York Manhattan/Midtown East, 866 Third Avenue, New York, New York 10022 on Thursday, September 9, 2010, at 10:00 a.m. Eastern Daylight Time, for the following purposes:

1.	To approve the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation, a copy of which is attached as Annex B to these proxy materials.

2.	To transact such other business as may properly come before the special meeting and any adjournments or postponements thereof.

Stockholders of record of Towers Watson common stock at the close of business on July 23, 2010 are entitled to notice of and to vote at Towers Watson’s special meeting and any adjournments or postponements thereof. At the close of business on the record date, Towers Watson had outstanding and entitled to vote 74,230,134.76 shares of common stock, including 47,193,082 shares of Class A Common Stock and 27,037,052.76 shares of Class B Common Stock. All Towers Watson stockholders are cordially invited to attend Towers Watson’s special meeting.

By order of the Board of Directors

Walter W. Bardenwerper
Vice President, General Counsel and Secretary

Page
INTRODUCTION	1

QUESTIONS AND ANSWERS ABOUT THE PROPOSAL	1

INFORMATION ABOUT THE SPECIAL MEETING	5

PROPOSAL 1 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO ELIMINATE THE RESTRICTION ON THE NUMBER OF SHARES OF CLASS B COMMON STOCK THAT THE BOARD OF DIRECTORS CAN CONVERT INTO SHARES OF CLASS A COMMON STOCK	6

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	8

ADDITIONAL INFORMATION	9

ANNEX A	REVISION TO SECTION 4.5(d)(ii)(E) OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	A-1

ANNEX B	SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	B-1

TOWERS WATSON & CO.

875 THIRD AVENUE

NEW YORK, NY 10022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, SEPTEMBER 9, 2010

Towers Watson’s Notice of Special Meeting of Stockholders and Proxy Statement are available at http://phx.corporate-ir.net/phoenix.zhtml?c=123884&p=irol-reportsAnnual.

PROXY STATEMENT

INTRODUCTION

Our Board of Directors is soliciting proxies to be voted at our special meeting of stockholders on Thursday, September 9, 2010, at 10:00 a.m. Eastern Daylight Time, and at any adjournments or postponements thereof, for the purposes set forth in the attached Notice of Special Meeting of Stockholders. The notice, this proxy statement and the form of proxy card enclosed are first being sent to stockholders on or about July 30, 2010. All references to “Towers Watson,” the “Company,” “we,” “us,” or “our” in these proxy materials refer to Towers Watson & Co.

QUESTIONS AND ANSWERS ABOUT THE PROPOSAL

The questions and answers below highlight only selected information from this document. They do not contain all of the information that may be important to you. We urge you to read carefully this entire document, including the Annexes, to fully understand the proposal and the voting procedures for the Towers Watson special meeting.

Q:	Why am I receiving these materials?

A:	Our Board of Directors is providing these proxy materials to you in connection with our special meeting of stockholders, to be held on September 9, 2010 (the “special meeting”). As a stockholder, you are invited to attend the special meeting, and all stockholders of record holding shares of Towers Watson common stock (the “Common Stock”) at the close of business on July 23, 2010 (the “record date”) are entitled to and requested to vote on the items of business described in this proxy statement.

Q:	When and where is the special meeting?

A:	The special meeting will be held at the Courtyard by Marriott New York Manhattan/Midtown East, 866 Third Avenue, New York, New York 10022, on September 9, 2010 at 10:00 a.m. Eastern Daylight Time.

Q:	What information is contained in this proxy statement?

A:	This proxy statement contains information relating to the proposal to be voted on at the special meeting, the voting process for the special meeting and certain other required information.

Q:	Who is soliciting my vote?

A:	Our Board of Directors is soliciting your vote at the special meeting.

Q:	How many shares are eligible to be voted?

A:	Only stockholders of record holding shares of Common Stock at the close of business on the record date will be entitled to vote at the special meeting. As of the record date we had 74,230,134.76 shares of Common Stock outstanding and entitled to vote at the special meeting, which includes 47,193,082 shares of Class A Common Stock (including 4,040,920.22 shares of Restricted Class A Common Stock), 10,530,852.92 shares of Class B-1 Common Stock, 5,561,630.05 shares of Class B-2 Common Stock, 5,561,630.05 shares of Class B-3 Common Stock and 5,382,939.74 shares of Class B-4 Common Stock issued and outstanding. Each stockholder is entitled to one vote for each share of Towers Watson Common Stock, regardless of the class or series of Common Stock.

Q:	What am I voting on?

A:	You are voting on a proposal to amend and restate our Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) to eliminate the restriction on the number of shares of Class B Common Stock that the Board of Directors can convert into shares of Class A Common Stock. The proposed revisions to our Certificate of Incorporation would provide the Company with the flexibility to accelerate the conversion of shares of Class B Common Stock into Class A Common Stock, thereby releasing converted shares into the public market, if the Board of Directors determines that such action is advisable.

Q:	How does our Board of Directors recommend that I vote?

A:	Our Board of Directors recommends that you vote “FOR” the proposal to amend and restate the Company’s Certificate of Incorporation to eliminate the restriction on the number of shares of Class B Common Stock that the Board of Directors can convert into shares of Class A Common Stock.

Q:	How may I cast my vote?

A:	You have three options for submitting your vote before the special meeting: (1) go to the internet website listed on your proxy card and follow the instructions provided, (2) use the toll-free phone number listed on your proxy card and follow the recorded instructions, or (3) complete and return the enclosed proxy card.

If you hold your shares in your name as a registered holder, you may submit your vote in person.

If your shares are held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name.” If you are a beneficial owner of shares held in “street name,” you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Towers Watson. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote over the internet or by telephone as instructed by your broker or bank. To vote in person at the special meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

If you plan to attend the special meeting, please vote your proxy card and bring it with you to the special meeting. The vote you cast in person will supersede any previous votes that you submitted, whether over the internet, by telephone or by mail.

Q:	What should I do if I received more than one proxy card?

A:	You may have received more than one proxy card if you are the beneficial owner of shares of both Class A Common Stock and Class B Common Stock or if your shares are held in more than one account or more than one name. Please vote your shares on all of the proxy cards you received. If you submit your vote by mail, please complete and return all proxy cards.

Q:	How many votes are required to hold the special meeting?

A:	A majority of the shares of Common Stock outstanding on the record date and a majority of the shares of Class B Common Stock outstanding on the record date must be present in person or by proxy to hold the special meeting.

Q:	How many votes are required for the proposal to pass?

A:	Under our Certificate of Incorporation and Delaware General Corporation Law, the proposal to amend and restate our Certificate of Incorporation requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the record date, with all shares of Common Stock voting together as a single class, and the affirmative vote of the holders of a majority of the Class B Common Stock outstanding on the record date, with all series of Class B Common Stock voting together as a single class.

Q:	Can I change my vote after I have submitted my proxy?

A:	Yes. You can change your vote at any time before your proxy is voted at the special meeting, as follows:

•	Sending a written notice to the Corporate Secretary of Towers Watson before the special meeting stating that you would like to revoke your proxy;

•	Completing, signing and returning another later-dated proxy card prior to the special meeting;

•

Using the internet website or the toll-free phone number listed on the proxy card and following the instructions provided prior to 11:59 p.m. Eastern Daylight Time on the day before the special meeting; or

•	Attending the special meeting and voting in person.

Q:	If my shares of Towers Watson Class A Common Stock are held in “street name” by my broker, will my broker vote my shares for me?

A:	No. Your broker is not permitted to vote your shares of Towers Watson Class A Common Stock unless you tell the broker how to vote. To do so, you should follow the directions that your broker provides to you.

Q:	How are votes counted?

A:	You may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to the proposal to amend and restate our Certificate of Incorporation to eliminate the restriction on the number of shares of Class B Common Stock that the Board of Directors can convert into shares of Class A Common Stock. If you “ABSTAIN,” it will cause your vote to be counted neither “FOR” nor “AGAINST” the proposal. Abstentions will count for the purpose of determining whether a quorum is present for conducting the special meeting. If you complete the voting instructions on the proxy card and submit your proxy, the persons named as proxies will follow your instructions. If you submit a proxy card but do not fill out the voting instructions on the proxy card, the persons named as proxies will vote your shares “FOR” the adoption of the proposal set forth in this proxy statement and in accordance with the discretion of the persons appointed as proxies on any other matters properly brought before the special meeting for a vote.

If your shares are held in “street name” you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give your broker instructions, the shares will be treated as broker non-votes. Broker non-votes will not be counted towards the vote total for the proposal. However, shares represented by such “broker non-votes” will be counted in determining whether there is a quorum.

Q:	Who will count the votes?

A:	Individual proxies will be counted by Broadridge Financial Solutions, Inc. Whether or not you expect to be present at the special meeting, you are urged to vote your proxy over the internet, by telephone or by mail.

Q:	What happens if the special meeting is adjourned or postponed?

A:	Your proxy will still be effective and may be voted at the rescheduled special meeting. You will still be able to change or revoke your proxy until it is voted.

Q:	Is there a list of stockholders entitled to vote at the special meeting?

A:	A list of stockholders will be available for inspection at least ten days prior to the special meeting at Towers Watson, 901 North Glebe Road, Arlington, VA 22203.

Q:	Who will pay the cost of soliciting proxies for the special meeting?

A:	The cost of soliciting proxies will be borne by the Company. Employees of the Company may, but without compensation other than their regular compensation, solicit proxies by additional mailings, personal conversations, telephone, facsimile, or electronically. We have engaged InvestorCom, Inc., a proxy solicitation firm, to assist us in soliciting proxies for a fee of $8,500, plus reimbursement of reasonable expenses. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of the Company’s Common Stock. Other proxy solicitation expenses that we will pay include those for preparation, mailing and tabulating the proxies.

Q:	If another matter comes before the special meeting for action, how will the matter be voted?

A:	Management knows of no other matter that may come up for action at the special meeting. However, if any other matter properly comes before the special meeting, the proxies named on the enclosed proxy card will vote in accordance with their judgment upon such matter.

INFORMATION ABOUT THE SPECIAL MEETING

Our Board of Directors solicits your proxy for the special meeting to be held at 10:00 a.m. Eastern Daylight Time on September 9, 2010 at the Courtyard by Marriott New York Manhattan/Midtown East, 866 Third Avenue, New York, New York 10022, and at any adjournments or postponements of the special meeting, for the purposes set forth in the “Notice of Special Meeting of Stockholders.” We have made copies of this proxy statement available, beginning on July 30, 2010, to the holders of record of our Common Stock.

Record Date and Share Ownership. Only stockholders of record holding Common Stock at the close of business on July 23, 2010 will be entitled to vote at the special meeting. A majority of the outstanding shares of Common Stock on the record date and a majority of the outstanding shares of Class B Common Stock on the record date must be present in person or by proxy to have a quorum.

Submitting and Revoking Your Proxy. If you complete the voting instructions on the proxy card and submit your proxy, the persons named as proxies will follow your instructions. If you submit a proxy card but do not fill out the voting instructions on the proxy card, the persons named as proxies will vote your shares as follows:

•

“FOR” the amendment and restatement of our Certificate of Incorporation as set forth in “Proposal 1: Approval of the amendment and restatement of the Company’s Certificate of Incorporation to eliminate the restriction on the number of shares of Class B Common Stock that the Board of Directors can convert into shares of Class A Common Stock.”

In addition, if other matters are properly presented for voting at the special meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received notice of any other matter that may be properly presented for voting at the special meeting.

Your vote is important. Please vote as soon as possible to ensure that your vote is recorded promptly, even if you plan to attend the meeting in person. You have three options for submitting your vote before the special meeting: over the internet, by telephone or by mail. If you are a registered holder or your shares are held in “street name”, you may submit your vote in person. The vote you cast in person will supersede any previous votes that you submitted, whether over the internet, by telephone or by mail.

PROPOSAL 1

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO ELIMINATE THE RESTRICTION ON THE NUMBER OF SHARES OF CLASS B COMMON STOCK THAT THE BOARD OF DIRECTORS CAN CONVERT INTO SHARES OF CLASS A COMMON STOCK

General

The Company’s Board of Directors has considered, approved and declared as advisable the amendment and restatement of our Certificate of Incorporation, a copy of which is attached as Annex B to these proxy materials. The amendment and restatement of the Company’s Certificate of Incorporation will:

•	Eliminate the restriction on the number of shares of Class B Common Stock that the Board of Directors can convert into shares of Class A Common Stock.

As described in “Conversion Rights and Effects” below, each Series of the Company’s Class B Common Stock will automatically convert into shares of Class A Common Stock over the next four years. Under the existing provisions of Section 4.5(d)(ii)(E) of our Certificate of Incorporation, the Board of Directors may accelerate this conversion of shares of Class B Common Stock, thereby releasing converted shares into the public market, to the extent that the Board of Directors determines, in its discretion, that such conversion is necessary or appropriate. However, the Board of Directors is limited to accelerating the conversion of no more than five percent, in the aggregate, of the total shares of Class B Common Stock issued pursuant to the merger agreement that combined the businesses of Towers, Perrin, Forster & Crosby, Inc. and Watson Wyatt Worldwide, Inc. and made them wholly owned subsidiaries of Towers Watson (the “Merger Agreement”).

This restriction limits the Board of Directors to converting no more than 1,474,150 of the 27,037,052.76 outstanding shares of Class B Common Stock. The proposed revision of Section 4.5(d)(ii)(E) of our Certificate of Incorporation would provide the Company with the flexibility to accelerate the conversion of shares of Class B Common Stock into shares of Class A Common Stock, thereby releasing converted shares into the public market.

Conversion Rights and Effects

Only the Company’s Class A Common Stock is publicly traded. The Company’s Certificate of Incorporation provides for the automatic conversion of the Class B Common Stock into shares of Class A Common Stock as follows:

•	Shares of Class B-1 Common Stock, of which there are 10,530,852.92 shares outstanding, automatically convert into shares of Class A Common Stock on January 1, 2011;

•	Shares of Class B-2 Common Stock, of which there are 5,561,630.05 shares outstanding, automatically convert into shares of Class A Common Stock on January 1, 2012;

•	Shares of Class B-3 Common Stock, of which there are 5,561,630.05 shares outstanding, automatically convert into shares of Class A Common Stock on January 1, 2013; and

•	Shares of Class B-4 Common Stock, of which there are 5,382,939.74 shares outstanding, automatically convert into shares of Class A Common Stock on January 1, 2014.

To reduce the impact that the conversion of the shares of Class B-1 Common Stock into shares of Class A Common Stock would have if they became freely tradable on January 1, 2011, the Company initiated a tender offer in May 2010 to acquire a significant number of shares of Class B-1 Common Stock. However, the tender offer was limited to the repurchase of up to $200 million of shares of Class B-1 Common Stock. An aggregate of $98.5 million of Class B Common Stock (or 2,267,264.854 shares) was exchanged upon completion of the tender offer, and 10,530,852.92 shares of Class B-1 Common Stock remain outstanding and will automatically convert into the same number of shares of Class A Common Stock on January 1, 2011. This conversion would represent 24.4 percent of the current outstanding, freely tradable Class A Common Stock, assuming 43,152,161.78 shares of current outstanding, freely tradable Class A Common Stock. The Company may determine that additional action is needed to prevent a large number of converted shares of Class B Common Stock from entering the market at once on January 1, 2011, or in future years.

Subject to stockholder approval of the proposed amendment and restatement of the Company’s Certificate of Incorporation to amend Section 4.5(d)(ii)(E) of the Company’s Certificate of Incorporation, the Company’s Board of Directors may determine to convert a number of the shares of Class B Common Stock into Class A Common Stock and may purchase or sell (or permit certain stockholders to sell) shares of Common Stock at such times, at such prices and in such amounts as determined by the Board of Directors. These purchases or sales may be made in the open market, through underwritten public offerings, privately negotiated transactions or otherwise, and may involve any Series of Class B Common Stock, as the Board of Directors determines. The proposed revisions to the Certificate of Incorporation would allow the Company to permit one or more coordinated public dispositions of shares by the holders of Class B Common Stock in order to mitigate the adverse impact on the trading market for the Class A Common Stock that could otherwise result from the introduction of these holders’ shares into the public market on or after January 1, 2011. However, the Company is under no obligation to permit any such transaction and may determine not to do so even if this proposal is approved.

Modification of Class B Common Stock

The amendment and restatement of our Certificate of Incorporation would modify the terms of the 27,037,052.76 shares of Class B Common Stock outstanding to allow the Board of Directors to accelerate the conversion of shares of Class B Common Stock into Class A Common Stock, thereby releasing converted shares into the public market, without limitation. Currently the Board of Directors is limited to accelerating the conversion of five percent of the number of shares of Class B Common Stock issued pursuant to the Merger Agreement, or 1,474,150 shares.

The legal rights of all other stockholders will remain unchanged by the amendment and restatement of the Company’s Certificate of Incorporation.

Process for Amendment and Restatement of Certificate of Incorporation

Under the provisions of the Company’s Certificate of Incorporation and Delaware General Corporation Law, the adoption of the proposed amendment and restatement of our Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock on the record date and the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock on the record date, with all series of Class B Common Stock voting together as a single class.

If our stockholders approve the proposed amendment and restatement of the Company’s Certificate of Incorporation, we intend to file the Second Amended and Restated Certificate of Incorporation with the Delaware Secretary of State following the special meeting. The Second Amended and Restated Certificate of Incorporation will become effective on the date the filing is accepted by the Delaware Secretary of State. Please note, however, that the proposed plan to file a Second Amended and Restated Certificate of Incorporation may be abandoned by our Board of Directors without further action by the stockholders, at any time before or after the special meeting, including after stockholder approval of the proposed amendment and restatement of our Certificate of Incorporation, if for any reason our Board of Directors deems it advisable.

The proposed revised version of Section 4.5(d)(ii)(E) of the amended and restated Certificate of Incorporation, marked to show all changes from that section as currently in effect, is included as Annex A to these proxy materials. The full text of the Second Amended and Restated Certificate of Incorporation is included as Annex B to these proxy materials.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO ELIMINATE THE RESTRICTION ON THE NUMBER OF SHARES OF CLASS B COMMON STOCK THAT THE BOARD OF DIRECTORS CAN CONVERT INTO SHARES OF CLASS A COMMON STOCK.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Directors and Executive Officers

The following table sets forth information known to the Company concerning the shares of Common Stock beneficially owned, as of July 23, 2010, by (i) the directors of the Company; (ii) the executive officers of the Company; and (iii) all executive officers and directors as a group. Except as otherwise indicated in the footnotes to the table below, the Company believes that the beneficial owners of the Common Stock, based on information furnished by such owners, have sole investment power and voting power with respect to such shares.

	Beneficial Ownership of shares of Class A Common Stock	Percentage of Class A Common Stock	Beneficial Ownership of shares of Class B Common Stock	Percentage of Class B Common Stock	Beneficial Ownership of All Voting Classes of Common Stock	Percentage of All Voting Common Stock
Directors
John J. Haley(1)	301,017	*	0	*	301,017	*
Mark V. Mactas(2)	0	*	305,464.156	1.13%	305,464.156	*
Betsy S. Atkins	1,230	*	0	*	1,230	*
John J. Gabarro(3)	17,463	*	0	*	17,463	*
Victor F. Ganzi	1,230	*	0	*	1,230	*
Mark Maselli	29,723.54	*	16,368.828	*	46,092.368	*
Gail E. McKee	17,000	*	0	*	17,000	*
Brendan R. O’Neill	5,191.92	*	0	*	5,191.92	*
Linda D. Rabbitt	18,599.63	*	0	*	18,599.63	*
Gilbert T. Ray	14,490.91	*	0	*	14,490.91	*
Paul Thomas	1,230	*	0	*	1,230	*
Wilhelm Zeller	861	*	0	*	861	*

Executive Officers (except for directors)
Walter W. Bardenwerper(4)	61,525	*	0	*	61,525	*
Robert J. Charles	13,080	*	0	*	13,080	*
Peter Childs	10,601	*	0	*	10,601	*
James K. Foreman	111,180	*	0	*	111,180	*
Julie J. Gebauer	0	*	188,416.124	*	188,416.124	*
Luiz Roberto Gouvêa	0	*	130,350.432	*	130,350.432	*
Patricia L. Guinn	0	*	269,911.06	*	269,911.06	*
Roger F. Millay(5)	31,165	*	0	*	31,165	*
Chandrasekhar (Babloo) Ramamurthy(6)	195,543	*	0	*	195,543	*
Gene H. Wickes(7)	100,948	*	0	*	100,948	*
All Towers Watson directors and executive officers as a group (22 persons)	932,079	1.97%	910,510.6	3.37%	1,842,589.6	2.47%

*	Less than 1%.
(1)	Includes (i) 55,530 currently exercisable stock options with an exercise price of $42.47 and (ii) 51,403 currently exercisable stock options with an exercise price of $45.88.
(2)	All of these shares are held indirectly in a family trust.
(3)	Includes 51 shares of Class A Common Stock held indirectly in the Marilyn Gabarro Revocable Trust.
(4)	Includes (i) 7,114 currently exercisable stock options with an exercise price of $42.47 and (ii) 6,585 currently exercisable stock options with an exercise price of $45.88.
(5)	Includes (i) 13,042 currently exercisable stock options with an exercise price of $42.47 and (ii) 12,073 currently exercisable stock options with an exercise price of $45.88.
(6)	Includes (i) 9,365 currently exercisable stock options with an exercise price of $42.47 and (ii) 8,667 currently exercisable stock options with an exercise price of $45.88.
(7)	Includes (i) 10,908 currently exercisable stock options with an exercise price of $42.47 and (ii) 10,097 currently exercisable stock options with an exercise price of $45.88.

ADDITIONAL INFORMATION

Deadline for Submitting Stockholder Proposals

Stockholder proposals intended to be included in Towers Watson’s proxy statement and voted on at Towers Watson’s 2010 annual meeting of stockholders must be submitted in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and must be received no later than the close of business on September 13, 2010. Proposals should be addressed to Towers Watson, 901 North Glebe Road, Arlington, VA 22203, Attention: Corporate Secretary.

Pursuant to Towers Watson’s bylaws, in order for any business not included in the proxy statement for the next regularly scheduled annual meeting of stockholders to be brought before the meeting by a stockholder entitled to vote at the meeting, the stockholder must give timely written notice of that business to Towers Watson’s Corporate Secretary. For notice to be timely for the Towers Watson 2010 annual meeting of stockholders, the notice must be delivered not later than the close of business on the later of the 90th day prior to the annual meeting or the 10th day following the date of the first public announcement of the 2010 annual meeting date. The notice must contain the information required by Towers Watson’s bylaws. The foregoing bylaw provisions do not affect a stockholder’s ability to request inclusion of a proposal in the Towers Watson’s proxy statement within the procedures and deadlines set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and referred to in the paragraph above. A copy of Towers Watson’s bylaws has been publicly filed with the SEC and is also available upon request to: Towers Watson, 901 North Glebe Road, Arlington, VA 22203, Attention: Corporate Secretary. The officer presiding at the meeting may exclude matters that are not properly presented in accordance with these requirements.

Stockholders Sharing the Same Address

We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of our reports and proxy statements to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing costs, mailing costs and fees, and also reduces the environmental impact of proxy solicitation.

If you are a stockholder, share an address and last name with one or more other stockholders and would like to revoke your householding consent or you are a stockholder eligible for householding and would like to participate in householding, please contact the Corporate Secretary in writing at the following address: Towers Watson, 901 North Glebe Road, Arlington, VA 22203, Attention: Corporate Secretary, or by telephone at (703) 258-8000. A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.

Where You Can Find Additional Information

Towers Watson is required to file annual, quarterly and current reports, proxy statements and other information with the SEC. You can find our SEC filings at the SEC’s website at http://www.sec.gov. To receive copies of public records not posted to the SEC’s website at prescribed rates you may complete an online form at http://www.sec.gov, send a fax to (202) 772-9337 or submit a written request to the SEC, Office of FOIA/PA Operations, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at (202) 551-8300 for more information. The reports and other information filed by Towers Watson with the SEC are also available at Towers Watson’s website, which is www.towerswatson.com. Information contained on Towers Watson’s website or that can be accessed through its website is not incorporated by reference into this document.

ANNEX A—REVISION TO SECTION 4.5(d)(ii)(E) OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

4.5 The following is a description of the relative powers, preferences and participating, optional or other special rights, and the qualifications, limitations or restrictions of the Common Stock and the Class F Stock.

. . .

(d)	Rights of Holders of Class B Common Stock.

. . .

(ii)	Automatic Conversion of Class B Common Stock. The shares of Class B Common Stock shall be subject to automatic conversion, without any action by the holder thereof, as follows:

. . .

(E)	any share(s) of Class B Common Stock may be converted by action of the Board of Directors, to the extent the Board of Directors determines, in its discretion, that such conversion is necessary or appropriate~~; provided, that the total number of shares so converted shall not exceed, in the aggregate, 5% of the total shares of Class B Common Stock issued pursuant to the Merger Agreement~~.

A-1

ANNEX B—SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

TOWERS WATSON & CO.

A.	The name of the Corporation (the “Corporation”) is Towers Watson & Co. The Corporation was originally incorporated under the name of Jupiter Saturn Holding Company by the filing of a Certificate of Incorporation with the Secretary of State of the State of Delaware on June 24, 2009.

B.	The Corporation amended and restated its Certificate of Incorporation by filing an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on December 31, 2009.

C.	This Second Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”).

D.	The text of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated to read in full as follows:

1. Name. The name of the Corporation is Towers Watson & Co.

2. Registered Office; Registered Agent. The address of the Corporation’s registered office in the State of Delaware is 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent, DE 19904. The name of the registered agent of the Corporation at such address is National Registered Agents, Inc.

3. Purpose. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

4. Capital Stock.

4.1 The Corporation has the authority to issue an aggregate of 416,100,000 shares. Of the authorized shares of capital stock of the Corporation: (i) 300,000,000 shares shall be designated as Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”), (ii) 93,500,000 shares shall be designated as Class B Common Stock, par value $0.01 per share (the “Class B Common Stock”), (iii) 13,500,000 shares shall be designated as Class R Common Stock, par value $0.01 per share (the “Class R Common Stock”), (iv) 7,000,000 shares shall be designated as Class S Common Stock, par value $0.01 per share (the “Class S Common Stock” and, collectively with the Class A Common Stock, the Class B Common Stock and the Class R Common Stock, the “Common Stock”), (v) 100,000 shares shall be designated as Class F Stock, no par value per share (the “Class F Stock”) and (vi) 2,000,000 shares shall be designated as Preferred Stock, par value $0.01 per share (the “Preferred Stock”). The shares of Class B Common Stock shall be divided into the following series: 31,000,000 shares of Class B-1 Common Stock (the “Class B-1 Common Stock”), 25,000,000 shares of Class B-2 Common Stock (the “Class B-2 Common Stock”), 25,000,000 shares of Class B-3 Common Stock (the “Class B-3 Common Stock”), and 12,500,000 shares of Class B-4 Common Stock (the “Class B-4 Common Stock”).

4.2 The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the DGCL or any corresponding provision hereinafter enacted.

4.3 To the full extent permitted by the DGCL, as the same exists or may hereafter be amended, the Board of Directors is authorized by resolution to divide and issue the shares of Preferred Stock in series and to fix the voting powers and any designations, preferences, and relative, participating, optional or other special rights of any such series of Preferred Stock and any qualifications, limitations or restrictions thereof as are stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors.

4.4 No holder of stock of any class of the Corporation has any preemptive or preferential right of subscription to any shares of any class of stock of the Corporation whether now or hereafter authorized, or to any obligation convertible into stock of the Corporation, or any right of subscription therefor, other than such rights, if any, as the Board of Directors in its discretion from time to time determines.

4.5 The following is a description of the relative powers, preferences and participating, optional or other special rights, and the qualifications, limitations or restrictions of the Common Stock and the Class F Stock.

(a) General. Except as otherwise set forth in this Article 4, the relative powers, preferences and participating, optional or other special rights, and the qualifications, limitations or restrictions of each class of Common Stock and the Class F Stock are identical in all respects.

(b) Voting. At every meeting of the stockholders of the Corporation in connection with the election of directors and all other matters submitted to a vote of stockholders, every holder of Common Stock is entitled to one vote in person or by proxy for each share of Common Stock registered in the name of the holder on the transfer books of the Corporation. Except as otherwise required by law, the holders of Common Stock shall vote together as a single class, subject to any right that may be conferred upon holders of Preferred Stock to vote together with holders of Common Stock on matters submitted to a vote of stockholders of the Corporation. Shares of Class F Stock shall not have any voting rights except as required by the DGCL.

(c) Certain Definitions. For purposes of this Second Amended and Restated Certificate of Incorporation:

“Affiliate” of any Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person.

“Board of Directors” means the Board of Directors of the Corporation.

“Cause” means for any Towers Perrin Continuing Employee (as defined below), any of the following with respect to such Towers Perrin Continuing Employee, provided, that such definition shall not in any manner change or modify the terms of employment of any Towers Perrin Continuing Employee, restrict or impede the ability of the Corporation or any of its Subsidiaries (as defined below) to terminate the employment of any Towers Perrin Continuing Employee, or confer any rights (other than the conversion of shares as set forth herein) upon any Towers Perrin Continuing Employee with respect to the termination of his or her employment with the Corporation or any of its Subsidiaries:

(A)	commission of theft, embezzlement, any other act of dishonesty relating to his or her employment with the Corporation or any of its Subsidiaries, or any violation of any law, rule, regulation, order, judgment or decree applicable to the Corporation or any Subsidiary at which he or she was employed at the time of such violation;

(B)	conviction of, or pleading guilty or nolo contendere to, a felony or to any lesser crime, which lesser crime has as its predicate element fraud, dishonesty, misappropriation or moral turpitude;

(C)	commission of an act or acts in the performance of his duties amounting to negligence or willful misconduct;

(D)	breach of a written policy of the Corporation or any Subsidiary at which he or she was employed at the time of such breach; or

(E)	failure to perform his or her job functions satisfactorily.

“Change in Control” means the occurrence of any of the foregoing: (A) a consolidation or merger of the Corporation with or into any other corporation or entity in which the holders of record of the Corporation’s outstanding shares of capital stock immediately before such consolidation or merger do not, immediately after such consolidation or merger, hold (by virtue of securities issued as consideration in such transaction or otherwise) a majority of the voting power of the surviving corporation of such consolidation or merger; or (B) any transaction, or series of related transactions in which 50% or more of the Corporation’s voting power is transferred to persons other than the stockholders of the Corporation and their respective Affiliates immediately prior to such transaction or series of transactions; or (C) a sale of all or substantially all of the assets of the Corporation, except to one or more Affiliates of the Corporation; or (D) a change in the composition of the Board of Directors that results in Persons other than Continuing Directors (as defined below) comprising a majority of the Board of Directors.

“Continuing Director” means, as of any date of determination, any member of the Board of Directors who (A) was selected as a member of the Board of Directors pursuant to Section 1.6 of the Merger Agreement (as defined below) or (B) was nominated for election or elected to the Board of Directors with the approval of a majority of the Continuing Directors who were members of the Board of Directors at the time of such nomination or election.

“Effective Time” has the meaning set forth in Section 1.3(c) of the Merger Agreement (as defined below).

“Merger Agreement” means the Agreement and Plan of Merger, dated as of June 26, 2009, among the Corporation, Watson Wyatt Worldwide, Inc., a Delaware corporation (“Watson Wyatt”), Towers, Perrin, Forster & Crosby, Inc., a Pennsylvania corporation (“Towers Perrin”), Jupiter Saturn Pennsylvania Inc., a Pennsylvania corporation and Jupiter Saturn Delaware Inc., a Delaware corporation (as it may be amended, supplemented, modified or waived from time to time).

“Permitted Family Members” means any spouse, parent, grandparent, child, grandchild (including a child or grandchild by adoption and step-children), sibling, mother-in-law, father-in-law, brother-in-law or sister-in-law of (i) the holder of Class B Common Stock for purposes of Section 4.5(d) hereof, (ii) the holder of Class R Common Stock or Class S Common Stock for purposes of Section 4.5(e) hereof and (iii) the holder of Class F Stock for purposes of Section 4.5(f) hereof.

“Permitted Transferee” means any Permitted Family Members or trusts for the benefit of Permitted Family Members.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including any governmental entity.

“Redemption Price” means the Final Watson Wyatt Stock Price, as such term is defined in the Merger Agreement.

“Subsidiary” means, with respect to any Person, any other Person of which stock or other equity interests having ordinary voting power to elect more than 50% of the board of directors or other governing body are owned, directly or indirectly, by such first Person.

“Transfer” means the sale, gift, mortgage, pledge, exchange, assignment or other disposition or transfer, including a disposition under judicial order, legal process, execution, attachment or enforcement of an encumbrance; provided, that none of the following shall constitute a Transfer: (i) the automatic conversion, transfer or exchange of the Class B Common Stock pursuant to Section 4.5(d)(ii) or (iii) hereof, (ii) the redemption of Class R Common Stock and Class S Common Stock pursuant to Section 4.5(e)(ii) hereof, or (iii) the exchange of shares of Class F Stock for Forfeited Towers Perrin RSU Shares (as defined in the Merger Agreement) pursuant to Section 4.5(f)(ii) hereof. “Transferred”, “Transferee” and “Transferor” shall have correlative meanings.

“Towers Perrin Continuing Employee” means any individual who (A) was an employee of Towers Perrin or any of its Subsidiaries immediately prior to the Effective Time, (B) received shares of Class B Common Stock as merger consideration under the Merger Agreement and (C) did not make a Valid Class R Election under the Merger Agreement.

(d) Rights of Holders of Class B Common Stock.

(i) Transfer Restrictions. Except for (A) Transfers to Permitted Transferees that comply with the notice requirements set forth below, (B) Transfers to the Corporation, (C) the automatic conversion of shares of Class B Common Stock pursuant to Section 4.5(d)(ii) hereof, or (D) the automatic transfer and exchange of shares of Class B Common Stock pursuant to Section 4.5(d)(iii) hereof, shares of Class B Common Stock may not be Transferred. Except as expressly provided in this Section 4.5(d), any purported Transfer of shares of Class B Common Stock shall be void. Shares of Class B Common Stock may be Transferred to a Permitted Transferee at any time, provided that the Transferor provides at least five (5) business days prior written notice to the Corporation, and any such Permitted Transferee shall take such shares subject to all of the provisions and restrictions set forth in this Section 4.5(d).

(ii) Automatic Conversion of Class B Common Stock. The shares of Class B Common Stock shall be subject to automatic conversion, without any action by the holder thereof, as follows:

(A)	(1) each share of Class B-1 Common Stock shall automatically convert into one share of Class A Common Stock on the first anniversary of the Effective Time, (2) each share of Class B-2 Common Stock shall automatically convert into one share of Class A Common Stock on the second anniversary of the Effective Time, (3) each share of Class B-3 Common Stock shall automatically convert into one share of Class A Common Stock on the third anniversary of the Effective Time and (4) each share of Class B-4 Common Stock shall automatically convert into one share of Class A Common Stock on the fourth anniversary of the Effective Time;

(B)	in the event of the death of any Towers Perrin Continuing Employee, each share of Class B Common Stock then held by such Towers Perrin Continuing Employee or, to the extent that he or she Transferred such shares of Class B Common Stock thereto, such Towers Perrin Continuing Employee’s Permitted Transferees, shall automatically convert into one share of Class A Common Stock;

(C)	in the event of a Change in Control, each of the then-outstanding shares of Class B Common Stock shall automatically convert into one share of Class A Common Stock;

(D)	to the extent the Board of Directors determines that such conversion is necessary pursuant to Section 2.1(c) of the Merger Agreement, with respect to shares held by stockholders located within any particular tax jurisdiction(s); and

(E)	any share(s) of Class B Common Stock may be converted by action of the Board of Directors, to the extent the Board of Directors determines, in its discretion, that such conversion is necessary or appropriate.

To the extent permitted by applicable law: all conversions pursuant to clause (A) shall be deemed to have been effected at the close of business on the date of conversion; all conversions pursuant to clause (B) shall be deemed to have been effected at the close of business on the date of death; all conversions pursuant to clause (C) shall be deemed to have been effected immediately prior to the consummation of the underlying transaction or sale, or upon the underlying change in composition of the Board of Directors, as the case may be, and all conversions pursuant to clauses (D) and (E) shall be deemed to have been effected on such date as the Board of Directors determines. Shares of Class A Common Stock may not be converted into shares of Class B Common Stock.

(iii) Automatic Transfer and Exchange of Class B Common Stock. The shares of Class B Common Stock held by any Towers Perrin Continuing Employee whose employment with the Corporation and its Subsidiaries is terminated without Cause, on or before the second anniversary of the Effective Time, shall be automatically transferred to the Corporation in exchange for shares of Class A Common Stock and/or shares of another series of Class B Common Stock upon such termination, as follows:

(A)	each share of Class B-1 Common Stock then held by such Towers Perrin Continuing Employee shall automatically be transferred to the Corporation in exchange for one share of Class A Common Stock;

(B)	each share of Class B-2 Common Stock then held by such Towers Perrin Continuing Employee shall automatically be transferred to the Corporation in exchange for one share of Class B-1 Common Stock;

(C)	each share of Class B-3 Common Stock then held by such Towers Perrin Continuing Employee shall automatically be transferred to the Corporation in exchange for one share of Class B-2 Common Stock; and

(D)	each share of Class B-4 Common Stock then held by such Towers Perrin Continuing Employee shall automatically be transferred to the Corporation in exchange for one share of Class B-3 Common Stock;

provided, however that the transfers and exchanges set forth in this Section 4.5(d)(iii) shall not apply to the voluntary termination by any Towers Perrin Continuing Employee of his or her employment with, or a termination for Cause of any Towers Perrin Continuing Employee by, the Corporation or any of its Subsidiaries.

To the extent permitted by applicable law, any of the foregoing transfers and exchanges set forth in this Section 4.5(d)(iii) shall be deemed to have been effected on the date of the underlying termination of employment. Shares of Class A Common Stock may not be transferred and exchanged for shares of Class B Common Stock.

(iv) Procedure for Transfers. Shares of Class B Common Stock which are uncertificated shall be transferred on the books of the Corporation upon presentation at the office of the Secretary of the Corporation (or at such additional place or places as may from time to time be designated by the Secretary of the Corporation) of a written request for transfer in such form as the Corporation requests. Shares of Class B Common Stock represented by certificates shall be transferred on the books of the Corporation, and a new certificate therefor issued, upon presentation at the office of the Secretary of the Corporation (or at such additional place or places as may from time to time be designated by the Secretary of the Corporation) of the certificate for the shares, in proper form for transfer and accompanied by all requisite stock transfer tax stamps.

(v) Legends. Each outstanding certificate, if any, representing shares of Class B Common Stock shall contain a legend reading substantially as follows, together with any other endorsements that the Board of Directors deems necessary or appropriate:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF TOWERS WATSON & CO., AS IT MAY BE AMENDED FROM TIME TO TIME (THE “CHARTER”). ANY PURPORTED SALE, GIFT, MORTGAGE, PLEDGE, EXCHANGE, ASSIGNMENT OR OTHER DISPOSITION OR TRANSFER (COLLECTIVELY, A “TRANSFER”), EXCEPT AS SET FORTH IN SECTION 4.5(D) OF THE CHARTER, SHALL BE DEEMED NULL AND VOID. BY ACCEPTING ANY INTEREST IN THE SECURITIES, THE RECIPIENT THEREOF SHALL BE DEEMED TO HAVE AGREED TO, AND SHALL BECOME BOUND BY, ALL OF THE PROVISIONS SET FORTH IN THE CHARTER, INCLUDING THE TRANSFER RESTRICTIONS SET FORTH THEREIN. A COPY OF THE CHARTER MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF TOWERS WATSON & CO.”

(vi) Retirement of Class B Shares. The Corporation shall take all such action as is necessary so that any shares of Class B Common Stock that have been transferred to the Corporation in exchange for, or converted into, shares of Class A Common Stock or any other series of Class B Common Stock shall be retired and may not be reissued as shares of Class B Common Stock.

(vii) Reservation of Shares. The Corporation at all times shall reserve and keep available, out of its authorized but unissued Class A Common Stock, at least the number of shares of Class A Common

Stock (i) that would become issuable upon the conversion of all shares of Class B Common Stock then outstanding and (ii) that would become issuable upon the exchange of all shares of Class F Stock then outstanding pursuant to Section 4.5(f)(ii) hereof. The Corporation at all times shall also reserve and keep available, out of its authorized but unissued Class B Common Stock, at least the number of each series of shares of Class B Common Stock that would become issuable upon the conversion of all shares of Class B Common Stock then outstanding which are held by a Towers Perrin Continuing Employee in the event that such person’s employment with the Corporation and its Subsidiaries is terminated without Cause as set forth in Section 4.5(d)(iii) hereof.

(e) Rights of Holders of Class R and S Common Stock.

(i) Transfer Restrictions. Except for (A) Transfers to Permitted Transferees, (B) Transfers to the Corporation, (C) Transfers, in the event of the death of any natural person who is the record holder of shares of Class R Common Stock or Class S Common Stock, to such deceased holder’s executors, administrators, testamentary trustees, legatees and beneficiaries or (D) redemptions pursuant to Section 4.5(e)(ii) hereof, shares of Class R Common Stock and Class S Common Stock may not be Transferred. Except as expressly provided in this Section 4.5(e), any purported Transfer of shares of Class R Common Stock and Class S Common Stock shall be void. Shares of Class R Common Stock and Class S Common Stock may be Transferred to a Permitted Transferee at any time, provided that any such Permitted Transferee shall take such shares subject to all of the provisions and restrictions set forth in this Section 4.5. Shares of Class R Common Stock or Class S Common Stock may be Transferred to a Class R Common Stock holder’s or a Class S Common Stock holder’s (as applicable) executors, administrators, testamentary trustees, legatees and beneficiaries after the holder’s death, provided that any such Transferee shall take such shares subject to all of the provisions and restrictions set forth in this Section 4.5.

(ii) Redemption of Class R and Class S Common Stock. The Corporation shall redeem, out of funds legally available therefor, each issued and outstanding share of Class R Common Stock, on the first business day following the Effective Time, for (A) an amount of cash equal to 50% of the Redemption Price and (B) a promissory note with a principal amount equal to 50% of the Redemption Price, as set forth in Section 2.1(a)(ii) of the Merger Agreement. The Corporation shall redeem, out of funds legally available therefor, each issued and outstanding share of Class S Common Stock, on the first business day following the Effective Time, for an amount of cash equal to the Redemption Price, as set forth in Section 2.1(a)(iii) of the Merger Agreement.

(iii) Procedure for Transfers. Shares of Class R Common Stock and Class S Common Stock which are uncertificated shall be transferred on the books of the Corporation upon presentation at the office of the Secretary of the Corporation (or at such additional place or places as may from time to time be designated by the Secretary of the Corporation) of a written request for transfer in such form as the Corporation requests. Shares of Class R Common Stock and Class S Common Stock represented by certificates shall be transferred on the books of the Corporation, and a new certificate therefor issued, upon presentation at the office of the Secretary of the Corporation (or at such additional place or places as may from time to time be designated by the Secretary of the Corporation) of the certificate for the shares, in proper form for transfer and accompanied by all requisite stock transfer tax stamps.

(iv) Legends. Each outstanding certificate, if any, representing shares of Class R Common Stock or shares of Class S Common Stock shall contain a legend reading substantially as follows, together with any other endorsements that the Board of Directors deems necessary or appropriate:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF TOWERS WATSON & CO., AS IT MAY BE AMENDED FROM TIME TO TIME (THE “CHARTER”). ANY PURPORTED SALE, GIFT, MORTGAGE, PLEDGE, EXCHANGE, ASSIGNMENT OR OTHER DISPOSITION OR TRANSFER (COLLECTIVELY, A “TRANSFER”), EXCEPT AS SET FORTH IN SECTION 4.5(E) OF THE

CHARTER, SHALL BE DEEMED NULL AND VOID. BY ACCEPTING ANY INTEREST IN THE SECURITIES, THE RECIPIENT THEREOF SHALL BE DEEMED TO HAVE AGREED TO, AND SHALL BECOME BOUND BY, ALL OF THE PROVISIONS SET FORTH IN THE CHARTER, INCLUDING THE TRANSFER RESTRICTIONS SET FORTH THEREIN. A COPY OF THE CHARTER MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF TOWERS WATSON & CO.”

(v) Retirement of Class R and S Shares. The Corporation shall take all such action as is necessary so that any shares of Class R Common Stock and Class S Common Stock that have been redeemed shall be retired and may not be reissued as shares of Class R Common Stock or Class S Common Stock.

(f) Rights of Holders of Class F Stock.

(i) Transfer Restrictions. Except for (A) Transfers to Permitted Transferees that comply with the notice requirements set forth below, (B) Transfers to the Corporation, (C) Transfers, in the event of the death of any natural person who is the record holder of shares of Class F Stock, to such deceased holder’s executors, administrators, testamentary trustees, legatees and beneficiaries, (D) the automatic transfer and exchange pursuant to Section 4.5(f)(ii) hereof, shares of Class F Stock may not be Transferred. Except as expressly provided in this Section 4.5(f), any purported Transfer of shares of Class F Stock shall be void. Shares of Class F Stock may be Transferred to a Permitted Transferee at any time, provided that the Transferor provides at least five (5) business days prior written notice to the Corporation, and any such Permitted Transferee shall take such shares subject to all of the provisions and restrictions set forth in this Section 4.5. Shares of Class F Stock may be Transferred to a Class F Stock holder’s (as applicable) executors, administrators, testamentary trustees, legatees and beneficiaries after the holder’s death, provided that any such Transferee shall take such shares subject to all of the provisions and restrictions set forth in this Section 4.5.

(ii) Automatic Exchange of Class F Stock. Promptly following the earlier of (i) the effectiveness of the Forfeited Share Registration Statement (as defined in the Merger Agreement), if required, or (ii) the Corporation’s determination pursuant to Section 5.14(h) of the Merger Agreement that a Forfeited Share Registration Statement (as defined in the Merger Agreement) is not required (but no earlier than the third (3rd) anniversary of the Effective Time), each outstanding share of Class F Stock shall automatically be exchanged by the record holder thereof for a number of shares of Class A Common Stock equal to the quotient of (A) the number of Forfeited Towers Perrin RSU Shares (as defined in the Merger Agreement) plus the Additional Reallocation Amount (as defined below) divided by (B) the number of then-outstanding shares of Class F Stock (the “Reallocation”). As used herein, “Additional Reallocation Amount” means the number of shares of Class A Common Stock equal to the quotient of (x) the aggregate dividends that were paid on the Forfeited Towers Perrin RSU Shares from the Effective Time until the Reallocation, divided by (y) the average closing price per share of Class A Common Stock (rounded to the nearest cent) for the ten (10) consecutive trading days ending on the second trading day immediately prior to the Reallocation (as reported in the New York City edition of The Wall Street Journal for each such trading day, or, if not reported therein, any other authoritative source reasonably determined by the Board of Directors); provided, that such number of shares shall not in any event exceed 50% of the sum of (x) the number of shares of Class A Common Stock issued as Watson Wyatt Merger Consideration (as defined in the Merger Agreement) plus (y) the number of shares of Class B Common Company Stock issued as Towers Perrin Merger Consideration (as defined in the Merger Agreement). To the extent permitted by applicable law, exchanges pursuant to this Section 4.5(f)(ii) shall be deemed to have been effected on the date of the Reallocation.

(iii) Procedure for Transfers. Shares of Class F Stock which are uncertificated shall be transferred on the books of the Corporation upon presentation at the office of the Secretary of the Corporation (or at such additional place or places as may from time to time be designated by the Secretary of the Corporation) of a written request for transfer in such form as the Corporation requests. Shares of Class F Stock represented by certificates shall be transferred on the books of the Corporation, and a new certificate therefor issued, upon presentation at the office of the Secretary of the Corporation (or at such additional place or places as may from time to time be designated by the Secretary of the Corporation) of the certificate for the shares, in proper form for transfer and accompanied by all requisite stock transfer tax stamps.

(iv) Legends. Each outstanding certificate, if any, representing shares of Class F Stock shall contain a legend reading substantially as follows, together with any other endorsements that the Board of Directors deems necessary or appropriate:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF TOWERS WATSON & CO., AS IT MAY BE AMENDED FROM TIME TO TIME (THE “CHARTER”). ANY PURPORTED SALE, GIFT, MORTGAGE, PLEDGE, EXCHANGE, ASSIGNMENT OR OTHER DISPOSITION OR TRANSFER (COLLECTIVELY, A “TRANSFER”), EXCEPT AS SET FORTH IN SECTION 4.5(F) OF THE CHARTER, SHALL BE DEEMED NULL AND VOID. BY ACCEPTING ANY INTEREST IN THE SECURITIES, THE RECIPIENT THEREOF SHALL BE DEEMED TO HAVE AGREED TO, AND SHALL BECOME BOUND BY, ALL OF THE PROVISIONS SET FORTH IN THE CHARTER, INCLUDING THE TRANSFER RESTRICTIONS SET FORTH THEREIN. A COPY OF THE CHARTER MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF TOWERS WATSON & CO.”

(v) Retirement of Class F Shares. The Corporation shall take all such action as is necessary so that any shares of Class F Stock that have been exchanged pursuant to Section 4.5(f)(ii), shall be retired and may not be reissued as shares of Class F Stock.

(g) Reclassifications, Subdivisions and Combinations. No class of Common Stock, or series thereof, may be reclassified, subdivided or combined, including without limitation pursuant to any stock split, stock dividend or other distribution, reorganization, reclassification or similar event, unless such reclassification, subdivision or combination occurs simultaneously and in the same proportion for each class of Common Stock, and each series thereof, except that Class A Common Stock and Class B Common Stock may be reclassified as a single class of Common Stock at any time following the fourth anniversary of the Effective Time. All dividends or other distributions payable in Common Stock pursuant to stock splits or divisions of Common Stock shall be paid as follows: (i) only shares of Class A Common Stock are paid or distributed with respect to Class A Common Stock, (ii) only shares of Class B-1 Common Stock are paid or distributed with respect to Class B-1 Common Stock, (iii) only shares of Class B-2 Common Stock are paid or distributed with respect to Class B-2 Common Stock, (iv) only shares of Class B-3 Common Stock are paid or distributed with respect to Class B-3 Common Stock, (v) only shares of Class B-4 Common Stock are paid or distributed with respect to Class B-4 Common Stock, (vi) only shares of Class R Common Stock are paid or distributed with respect to Class R Common Stock and (vii) only shares of Class S Common Stock are paid or distributed with respect to Class S Common Stock; provided, that (i) if a dividend or other distribution is paid with respect to the Class A Common Stock other than pursuant to stock splits or divisions of Common Stock, a proportionate dividend or distribution shall paid with respect to the Class B Common Stock and (ii) if a dividend or other distribution is paid with respect to one class or series of Common Stock pursuant to stock splits or divisions of Common Stock, a proportionate dividend or distribution shall be paid with respect to each other class or series of Common Stock.

(h) Dividends and Other Distributions. Subject to the rights of the holders of Preferred Stock and to clause (g) above with respect to stock splits or divisions of Common Stock, holders of Common Stock are entitled to receive such dividends and other distributions in cash, stock of any corporation or property of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor, and shall share equally on a per share basis in all such dividends and other distributions. Except as set forth in Section 4.5(f)(ii) hereof, shares of Class F Stock shall not be entitled to receive any dividends or other distributions from the Corporation.

(i) Liquidation, Dissolution and Winding Up. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment in full of the amounts required to be paid to the holders of Preferred Stock, the remaining assets and funds of the Corporation shall be distributed pro rata to the holders of shares of Common Stock. For purposes of this Section 4.5(i), the voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the assets of the Corporation or a consolidation or merger of the Corporation with one or more other corporations (whether or not the Corporation is the corporation surviving the consolidation or merger) shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary. Shares of Class F Stock shall not be entitled to receive any distribution from the assets or funds of the Corporation, in connection with any liquidation, dissolution or winding up of the affairs of the Corporation.

(j) Fractional Shares. Fractional shares of Common Stock and Class F Stock may be issued; however, no certificates or scrip representing fractional shares of Class A Common Stock will be issued upon the automatic conversion of shares of Class B Common Stock into shares of Class A Common Stock or the exchange of shares of Class B Common Stock for shares of Class A Common Stock or the exchange of shares of Class A Common Stock for Shares of Class F Stock, but in lieu thereof each holder of such shares who would otherwise be entitled to a fraction of a share upon such event shall receive from the Corporation (after aggregating all fractional shares of Class B Common Stock or Class A Common Stock to be received by such holder in such event) an amount of cash (rounded down to the nearest whole cent), without interest, equal to the product of such fraction multiplied by the average per-share trading price of Class A Common Stock for the ten (10) consecutive trading days ending on the second trading day immediately prior to the date of such conversion or exchange (as reported in the New York City edition of The Wall Street Journal for each such trading day, or, if not reported therein, any other authoritative source to be selected by the Corporation). Such payment shall occur as soon as reasonably practicable after the determination of the amount of cash, if any, to be paid to each person entitled to receive cash pursuant to the immediately preceding sentence, and upon such payment, all of the fractional shares to which such payment relates shall be cancelled.

5. Limitation of Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL or (d) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize the further elimination or limitation of the liability of directors, then the liability of directors is eliminated or limited to the full extent authorized.

6. Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is authorized to adopt, amend or repeal the Bylaws of the Corporation (as may be amended and in effect from time to time, the “Bylaws”). No adoption, amendment or repeal of any provision of the Bylaws by action of stockholders shall be effective unless approved by the affirmative vote of the holders of at least 67% of the voting power of the shares entitled to vote generally in the election of directors.

7. Board of Directors.

7.1 The business and affairs of the Corporation are managed by or under the direction of a Board of Directors. The number of directors of the Corporation constituting the whole Board of Directors shall be fixed exclusively by the Board of Directors. The election of directors need not be by ballot. Notwithstanding the foregoing, for any director who is an employee of the Corporation or any of its Affiliates at the time of election to the Board of Directors, it is a qualification for service as a director that such director remain so employed, so that such director shall no longer be qualified to be a director and shall therefore automatically cease to be a director upon termination of such director’s employment with the Corporation or such Affiliate for any reason.

7.2 Any director may be removed, with or without cause, but only with the affirmative vote of the holders of not less than 67% of the voting power of all outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, considered for this purpose as a single class.

7.3 Vacancies and newly created directorships resulting from any increase in the authorized number of directors or from any other cause (other than vacancies and newly created directorships which the holders of any class or classes of stock or series thereof are expressly entitled by this Second Amended and Restated Certificate of Incorporation to fill) shall, unless otherwise required by resolution of the Board of Directors, be filled by, and only by, the affirmative vote of a majority of the members of the Board of Directors then in office, although less than a quorum, or by the sole remaining director. Any director appointed to fill a vacancy or a newly created directorship shall hold office until the next election of the directors and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

8. Stockholder Meetings. No action of stockholders of the Corporation required or permitted to be taken at any annual or special meeting of stockholders may be taken without such a meeting, without prior notice, or without a vote, and the power of stockholders of the Corporation to consent in writing to the taking of any action without a meeting is specifically denied; provided, however, that the holders of any series of Preferred Stock of the Corporation shall be entitled to take action by written consent to such extent, if any, as may be provided in the terms of such series. Subject to the rights of holders of any series of Preferred Stock, special meetings of stockholders of the Corporation may only be called as follows: (a) by the Chief Executive Officer of the Corporation; (b) by the President of the Corporation or (c) by the Board of Directors pursuant to a resolution adopted by the Board of Directors.

9. Indemnification.

9.1 Right to Indemnification. The Corporation shall, as set forth more fully in the Bylaws, indemnify and hold harmless each of its directors and officers, and advance expenses (including attorneys fees) incurred by directors and officers in matters subject to such indemnification, in each case to the fullest extent permitted by Delaware law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), and such right to indemnification and advancement of expenses shall continue as to any person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing, except with respect to proceedings to enforce rights to indemnification or advancement of expenses, the Corporation shall not indemnify any current or former director or officer in connection with a proceeding (or part thereof) initiated by such director or officer unless such proceeding (or part thereof) was authorized by the Board of Directors.

9.2 Non-Exclusivity of Rights. The rights conferred on any person by this Article 9 shall not be exclusive of any other right which such person may have or hereafter acquire under applicable law, this Second Amended and Restated Certificate of Incorporation, the Bylaws, any agreement, vote of stockholders or disinterested directors, or otherwise.

9.3 Indemnification of Persons Other Than Directors and Officers. This Article 9 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted thereby, to indemnify and to advance expenses, pursuant to applicable law, the Bylaws, any agreement, vote of stockholders or disinterested directors, or otherwise, to persons other than directors or officers of the Corporation.

10. Amendments. Subject to the provisions of this Second Amended and Restated Certificate of Incorporation, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders in this Second Amended and Restated Certificate of Incorporation are granted subject to this reservation.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned duly authorized officer of the Corporation has caused this Second Amended and Restated Certificate of Incorporation to be executed as of                     , 2010.

By:
Walter W. Bardenwerper
Vice President, General Counsel and Secretary

TOWERS WATSON & CO

901 N. GLEBE ROAD

ARLINGTON, VA 22203

ATTN: ELAINE WIGGINS

VOTE BY INTERNET - www.proxyvote.com

Through the Internet. Access the website at www.proxyvote.com to authorize the voting of these shares. You may access the site 24 hours a day, 7 days a week. Have your proxy card in hand, when you access the website; then just follow the simple instructions. You may authorize your vote in this manner no later than 11:59 p.m. EDT the day before the meeting date.

VOTE BY PHONE - 1-800-690-6903

By telephone, in the U.S. and Canada, you may call toll-free 1-800-690-6903 on any touch-tone telephone to authorize the voting of these shares. You may call 24 hours a day, 7 days a week. Have you proxy card in hand when you call; then just follow the simple instructions. You may authorize your vote in this manner no later than 11:59 p.m. EDT the day before the meeting date.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors of the Company unanimously recommends a vote FOR the following proposal:		For	Against	Abstain

1	Approval of the amendment and restatement of the Company’s Certificate of Incorporation to eliminate the restriction on the number of shares of Class B Common Stock that the Board of Directors can convert into shares of Class A Common Stock.	☐	☐	☐

Please sign exactly as name appears above. Joint owners should each sign.
Executors, administrators, trustees, custodians, etc. should so indicate when signing. If the Stockholder is a corporation, please sign the full name of the duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

TOWERS WATSON & Co.

Special Meeting of Stockholders

Courtyard by Marriott New York Manhattan / Midtown East

866 Third Avenue

New York, New York 10022

September 9, 2010

10:00 a.m. Eastern Daylight Time

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

TOWERS WATSON & CO.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement dated July 30, 2010, and hereby appoints John J. Haley and Walter W. Bardenwerper, and each of them, as his or her proxies, each with full power of substitution and resubstitution, and authorizes them to represent and to vote all of his or her shares of Class A Common Stock of Towers Watson & Co., at the Special Meeting of Stockholders of the Company to be held September 9, 2010, at the Courtyard by Marriott New York Manhattan/Midtown East, 866 Third Avenue, New York, New York 10022, at 10:00 am (EDT) and at any adjournment(s) or postponement(s) thereof, with the same authority as if the Stockholder(s) were personally present as provided on this proxy card.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN AND ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE SPECIAL MEETING. Attendance of the undersigned at the meeting or any adjournment(s) or postponement(s) therefore will not be deemed to revoke this proxy unless the undersigned also votes in person at the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, “FOR” THE PROPOSAL LISTED, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OF THE MEETING.

This proxy will be governed by and construed in accordance with the laws of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with The Delaware General Corporation Law and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

Continued and to be signed on reverse side

TOWERS WATSON & CO

901 N. GLEBE ROAD

ARLINGTON, VA 22203

ATTN: ELAINE WIGGINS

VOTE BY INTERNET - www.proxyvote.com

Through the Internet. Access the website at www.proxyvote.com to authorize the voting of these shares. You may access the site 24 hours a day, 7 days a week. Have your proxy card in hand, when you access the website; then just follow the simple instructions. You may authorize your vote in this manner no later than 11:59 p.m. EDT the day before the meeting date.

VOTE BY PHONE - 1-800-690-6903

By telephone, in the U.S. and Canada, you may call toll-free 1-800-690-6903 on any touch-tone telephone to authorize the voting of these shares. You may call 24 hours a day, 7 days a week. Have your proxy card in hand when you call; then just follow the simple instructions. You may authorize your vote in this manner no later than 11:59 p.m. EDT the day before the meeting date.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors of the Company unanimously recommends a vote FOR the following proposal:		For	Against	Abstain

1	Approval of the amendment and restatement of the Company’s Certificate of Incorporation to eliminate the restriction on the number of shares of Class B Common Stock that the Board of Directors can convert into shares of Class A Common Stock.	☐	☐	☐

Please sign exactly as name appears above. Joint owners should each sign.
Executors, administrators, trustees, custodians, etc. should so indicate when signing. If the Stockholder is a corporation, please sign the full name of the duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

TOWERS WATSON & CO.

Special Meeting of Stockholders

Courtyard by Marriott New York Manhattan / Midtown East

866 Third Avenue

New York, New York 10022

September 9, 2010

10:00 a.m. Eastern Daylight Time

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

TOWERS WATSON & CO.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement dated July 30, 2010, and hereby appoints John J. Haley and Walter W. Bardenwerper, and each of them, as his or her proxies, each with full power of substitution and resubstitution, and authorizes them to represent and to vote all of his or her shares of Class B Common Stock of Towers Watson & Co., at the Special Meeting of Stockholders of the Company to be held September 9, 2010, at the Courtyard by Marriott New York Manhattan/Midtown East, 866 Third Avenue, New York, New York 10022, at 10:00 am (EDT) and at any adjournment(s) or postponement(s) thereof, with the same authority as if the Stockholder(s) were personally present as provided on this proxy card.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN AND ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE SPECIAL MEETING. Attendance of the undersigned at the meeting or any adjournment(s) or postponement(s) therefore will not be deemed to revoke this proxy unless the undersigned also votes in person at the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, “FOR” THE PROPOSAL LISTED, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OF THE MEETING.

This proxy will be governed by and construed in accordance with the laws of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the Delaware General Corporation Law and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

Continued and to be signed on reverse side